UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the stockholders of Heidrick & Struggles International, Inc. (the “Company”) approved the 2012 Heidrick & Struggles GlobalShare Program (the “2012 GlobalShare Program”) and the Heidrick & Struggles Incentive Plan, as amended and restated (the “Incentive Plan”) at the Company’s Annual Meeting of Stockholders. The 2012 GlobalShare Program and the Incentive Plan had previously been approved by the Board of Directors of the Company on April 16, 2012, subject to approval of the stockholders of the Company. The material terms of the 2012 GlobalShare Program and the Incentive Plan are set forth in the Company’s Notice of Annual Meeting of Stockholders and Proxy Statement dated April 17, 2012, which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the actual terms of each of the 2012 GlobalShare Program and the Incentive Plan, which are set forth in Appendix A and Appendix B, respectively, to the Proxy Statement.

The forms of Restricted Stock Unit Participation Agreement, the Performance Stock Unit Participation Agreement, the Non-Qualified Stock Option Grant Agreement and the Non-Employee Director Restricted Stock Unit Participation Agreement, each for use in the granting of awards under the GlobalShare Program, are filed as Exhibits, 10.3, 10.4, 10.5 and 10.6 respectively, to this Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 24, 2012.

(b) The stockholders elected all of the Company’s nominees for director to serve on the Board of Directors until the annual meeting in 2015; ratified the appointment of KPMG LLP as the Company’s independent registered accounting firm for the fiscal year 2012; approved the 2012 Heidrick & Struggles GlobalShare Program; approved the Heidrick & Struggles Incentive Plan, as amended and restated, and approved the advisory vote on executive compensation.

1. Election of Class III Directors:

	Shares For	Shares Withheld	Broker Non-Votes
Jane D. Hartley	14,659,195	1,188,581	1,271,289
Gary E. Knell	13,042,404	2,805,372	1,271,289
Jill Kanin-Lovers	13,050,944	2,796,832	1,271,289

2. Ratification of KPMG LLP:

For	15,023,865
Against	2,094,093
Abstain	1,107

3. Approval of 2012 Heidrick & Struggles GlobalShare Program:

For	12,884,082
Against	2,721,697
Abstain	241,997
Broker Non-Votes	1,271,289

4. Approval of Heidrick & Struggles Incentive Plan, as amended and restated:

For	13,453,434
Against	2,390,139
Abstain	4,203
Broker Non-Votes	1,271,289

5. Advisory Vote on Executive Compensation:

For	10,760,996
Against	4,819,723
Abstain	267,057
Broker Non-Votes	1,271,289

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2012 Heidrick & Struggles GlobalShare Program (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement for the 2012 Annual Meeting of Stockholders, filed on April 17, 2012 (File No. 000-25837))

10.2	Heidrick & Struggles Incentive Plan, as amended and restated (incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement for the 2012 Annual Meeting of Stockholders, filed on April 17, 2012 (File No. 000-25837))

10.3	Form of Restricted Stock Unit Participation Agreement

10.4	Form of Performance Stock Unit Participation Agreement

10.5	Form of Non-Qualified Stock Option Agreement

10.6	Form of Non-Employee Director Restricted Stock Unit Participation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: May 25, 2012	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Corporate Secretary